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FOR IMMEDIATE RELEASE
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JULY 24, 2003



           TTR TECHNOLOGIES APPOINTS JUAN MENDES TO BOARD OF DIRECTORS

NEW YORK, JULY 24, 2003-- TTR TECHNOLOGIES, INC., (OTC BB: TTRE) announced today the appointment of Juan Mendes to its Board of Directors.

Mr. Mendez, 39, is President, Chief Executive Officer and co-founder of Total Claims Management, Inc., a privately held company based in Miami, Florida. Prior to co-founding Total Claims Management, Inc., Mr. Mendez worked for State Farm Insurance. Mr. Mendes is currently a large TTR shareholder with ownership of a significant number of the Company's common shares.



Mr. Mendes is replacing former TTR Board member, Michael Paolucci, who resigned from TTR's Board effective July 15, 2003.

FORWARD-LOOKING STATEMENTS

ALL STATEMENTS CONTAINED HEREIN, AS WELL AS ORAL STATEMENTS THAT MAY BE MADE BY THE COMPANY OR BY OFFICERS, DIRECTORS OR EMPLOYEES OF THE COMPANY ACTING ON THE COMPANY'S BEHALF, THAT ARE NOT STATEMENTS OF HISTORICAL FACT, CONSTITUTE "FORWARD-LOOKING STATEMENTS" AND ARE MADE PURSUANT TO THE SAFE-HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE ACTUAL RESULTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE HISTORICAL RESULTS OR FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH RISKS AND UNCERTAINTIES ARE OUTLINED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2002, ITS QUARTERLY REPORTS ON FORM-10-Q, AND SUCH OTHER DOCUMENTS AS ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FROM TIME TO TIME. THE COMPANY IS NOT OBLIGATED TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT EVENTS OR CIRCUMSTANCES THAT MAY ARISE AFTER THE DATE OF THIS RELEASE.

CONTACT:

     Stern & Co.
     Truc Nguyen, 212/888-0044
     tnguyen@sternco.com
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     or
     TTR Technologies, Inc.
     Samuel Brill, 914/921-4004
     samb@ttrtech.com
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